Filed Pursuant to Rule 433
                                                     Registration No: 333-132809


                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE6 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

  http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt
  ----------------------------------------------------------------------------

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $632,463,000
                                  (Approximate)
                                 GSAMP 2006-HE6
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                Approximate     Expected     Initial
                 Principal       Credit    Pass-Through   Estimated Avg.   Principal Payment         Expected Ratings
Certificates    Balance(1)(4)    Support      Rate(5)     Life (yrs)(2)      Window(2)(3)       (Moody's/S&P/Fitch/DBRS)(6)
-----------------------------------------------------------------------------------------------------------------------------
     A-1        $300,146,000      24.70%    LIBOR + [ ]       1.00           09/06 - 07/08        [Aaa]/[AAA]/[AAA]/[AAA]
     A-2         $64,689,000      24.70%    LIBOR + [ ]       2.00           07/08 - 11/08        [Aaa]/[AAA]/[AAA]/[AAA]
     A-3        $104,712,000      24.70%    LIBOR + [ ]       3.00           11/08 - 04/12        [Aaa]/[AAA]/[AAA]/[AAA]
     A-4         $41,994,000      24.70%    LIBOR + [ ]       6.07           04/12 - 10/12        [Aaa]/[AAA]/[AAA]/[AAA]
     M-1         $26,834,000      20.75%    LIBOR + [ ]       4.86           10/10 - 10/12      [Aa1]/[AA+]/[AA+]/[AA(high)]
     M-2         $32,608,000      15.95%    LIBOR + [ ]       4.58           05/10 - 10/12          [Aa2]/[AA]/[AA]/[AA]
     M-3         $12,568,000      14.10%    LIBOR + [ ]       4.44           03/10 - 10/12      [Aa2]/[AA-]/[AA-]/[AA(low)]
     M-4         $11,888,000      12.35%    LIBOR + [ ]       4.40           02/10 - 10/12       [Aa3]/[A+]/[A+]/[AA(low)]
     M-5         $13,927,000      10.30%    LIBOR + [ ]       4.35           01/10 - 10/12         [A1]/[A]/[A]/[A(high)]
     M-6          $8,152,000       9.10%    LIBOR + [ ]       4.32           12/09 - 10/12           [A2]/[A-]/[A-]/[A]
     M-7          $8,152,000       7.90%    LIBOR + [ ]       4.31           11/09 - 10/12      [A3]/[BBB+]/[BBB+]/[A(low)]
     M-8          $6,793,000       6.90%    LIBOR + [ ]       4.28           11/09 - 10/12     [Baa1]/[BBB]/[BBB]/[BBB(high)]
-----------------------------------------------------------------------------------------------------------------------------
Total:          $632,463,000
-----------------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

-----------------------------------------------------------------------------------------------------------------------------
     B-1         $12,228,000       5.10%      7.00%            N/A                N/A                        N/A
     B-2         $11,889,000       3.35%      7.00%            N/A                N/A                        N/A
     B-3         $10,869,000       1.75%      7.00%            N/A                N/A                        N/A
-----------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The rated final distribution date for the certificates is the Distribution Date in August 2036 and the last scheduled distribution date for the certificates is the Distribution Date in August 2046.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(1)
------------------------------


                                                                Adjustable Rate    Fixed Rate      Aggregate
-------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                       $543,924,249   $135,413,706   $679,337,954
Number of Mortgage Loans:                                                 2,347            706          3,053
Average Scheduled Principal Balance:                                   $231,753       $191,804       $222,515
Weighted Average Gross Coupon:                                           8.279%         8.063%         8.236%
Weighted Average Net Coupon: (2)                                         7.775%         7.559%         7.732%
Weighted Average Current FICO Score:                                        615            627            618
Weighted Average Original LTV Ratio:                                     82.49%         75.34%         81.06%
Weighted Average Combined Original LTV Ratio:                            82.49%         76.47%         81.29%
Weighted Average Stated Remaining Term (months):                            358            349            356
Weighted Average Seasoning (months):                                          2              3              2
Weighted Average Months to Roll: (3)                                         25            N/A             25
Weighted Average Gross Margin: (3)                                       6.106%            N/A         6.106%
Weighted Average Initial Rate Cap: (3)                                   2.497%            N/A         2.497%
Weighted Average Periodic Rate Cap: (3)                                  1.021%            N/A         1.021%
Weighted Average Gross Maximum Lifetime Rate: (3)                       14.290%            N/A        14.290%
Non-Zero Weighted Average Back-Debt to Income Ratio:                     42.65%         41.63%         42.45%
Weighted Average Percentage of Loans with Mortgage Insurance:             0.00%          0.00%          0.00%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Ameriquest Mortgage Company (23.91%), Mortgage Lenders Network USA, Inc. (21.06%), Own It Mortgage Solutions (15.58%), SouthStar (9.29%), Wilmington Finance, Inc. (6.86%), Encore Credit Corp. (5.65%) and 28 other originators which comprise less than 5% of the aggregate Mortgage Loans (17.63%) and subsequently acquired by Credit-Based Asset Servicing and Securitization LLC ("C-BASS").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.75%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06HE6" and on Bloomberg as "GSAMP 06-HE6".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $632,463,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to the product of (x) a fixed rate equal to 5.22% per annum (y) the swap notional amount as set forth below for that Distribution Date and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period (as defined in the swap agreement) and the denominator of which is 360, and the trust will be entitled to receive an amount equal to the product of (x) one-month LIBOR , as determined pursuant to the swap agreement, for the related calculation period, (y) the swap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

o This transaction will contain a one-month LIBOR interest rate cap agreement. Under the interest rate cap agreement, on each Distribution Date commencing on March 2007 and ending on August 2011, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.25%, (y) an amount equal to the lesser of (a) the cap notional amount as set forth below for that Distribution Date, and (b) the excess, if any, of (A) the aggregate class certificate balance of the LIBOR Certificates (prior to taking into account any distributions on such Distribution Date) over (B) the then current swap notional amount set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is
      360. The cap notional amount will amortize in accordance with the Interest Rate Cap schedule set forth below.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                    September 14, 2006

Cut-off Date:                             August 1, 2006

Expected Pricing Date:                    Week of September 4, 2006

First Distribution Date:                  September 25, 2006

Key Terms
---------

Offered Certificates:                     Class A and Class M Certificates

Non-Offered Certificates:                 Class B-1, Class B-2, Class B-3, Class
                                          R, Class R-X, Class CE and Class P
                                          Certificates

Class A Certificates:                     Class A-1, Class A-2, Class A-3 and
                                          Class A-4 Certificates

Class M Certificates:                     Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7
                                          and Class M-8 Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B Certificates:                     Class B-1, Class B-2, and Class B-3
                                          Certificates

Residual Certificates:                    Class R and Class R-X Certificates

LIBOR Certificates:                       Class A and Class M Certificates

Fixed Rate Certificates:                  Class B-1, Class B-2, and Class B-3
                                          Certificates

Principal Certificates:                   LIBOR Certificates and Fixed Rate
                                          Certificates

Depositor:                                GS Mortgage Securities Corp.

Sponsor:                                  Credit-Based Asset Servicing and
                                          Securitization LLC

Lead Manager:                             Goldman, Sachs & Co.

Servicer:                                 Litton Loan Servicing LP

Trustee:                                  U.S. Bank, National Association

Custodian:                                Bank of New York

Swap and Cap Provider:                    TBD

Servicing Fee Rate:                       50 bps

Trustee Fee Rate:                         No more than 0.40 bp

Expense Fee Rate:                         The aggregate of the Servicing Fee
                                          Rate and the Trustee Fee Rate

Expense Fee:                              The aggregate of the servicing fee at
                                          the Servicing Fee Rate and trustee fee
                                          at the Trustee Fee Rate

Distribution Date:                        25th day of the month or the following
                                          business day

Record Date:                              For any Distribution Date, the last
                                          business day of the related Interest
                                          Accrual Period

Delay Days:                               0 day delay on the LIBOR Certificates

                                          24 day delay on the Fixed Rate
                                          Certificates

Prepayment Period:                        With respect to any Distribution Date,
                                          the period commencing the 16th day of
                                          the calendar month preceding the
                                          calendar month in which such
                                          Distribution Date occurs (or in the
                                          case of the first distribution date,
                                          from August 1, 2006) and ending on the
                                          15th day of the calendar month in
                                          which such Distribution Date occurs.

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs.

Day Count:                                Actual/360 basis for the LIBOR
                                          Certificates

                                          30/360 basis for the Fixed Rate
                                          Certificates

Interest Accrual Period:                  For the LIBOR Certificates from the
                                          prior Distribution Date to the day
                                          prior to the current Distribution Date
                                          except for the initial accrual period
                                          for which interest will accrue from
                                          the Closing Date. For the Fixed Rate
                                          Certificates from and including the
                                          first day of the month prior to the
                                          month in which the current
                                          Distribution Date occurs to and
                                          including the last day of such month.

Pricing Prepayment Assumption:            Adjustable rate mortgage loans: CPR
                                          starting at 5% CPR in the first month
                                          of the mortgage loan (i.e. loan age)
                                          and increasing to 30% CPR in month 12
                                          (an approximate 2.273% increase per
                                          month), remaining at 30% CPR for 12
                                          months, then moving to 60% CPR for 3
                                          months, and then remaining at 35% CPR
                                          thereafter.

                                          Fixed rate mortgage loans: CPR
                                          starting at 5% CPR in the first month
                                          of the mortgage loan (i.e. loan age)
                                          and increasing to 24% CPR in month 12
                                          (an approximate 1.727% increase per
                                          month), and remaining at 24% CPR
                                          thereafter.

Mortgage Loans:                           The trust will consist of sub-prime,
                                          first and second lien, fixed rate and
                                          adjustable rate residential mortgage
                                          loans.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the Principal Certificates, resulting
                                          in excess cash flow calculated in the
                                          following manner based on the
                                          collateral as of the Cut-off Date:

                                          Initial Gross WAC(1):                                              8.2357%
                                             Less Fees & Expenses(2):                                        0.5100%
                                                                                                             -------
                                          Net WAC(1):                                                        7.7257%
                                             Less Initial Principal Certificate Coupon (Approx.)(3):         5.4956%
                                             Plus Initial Net Swap Inflow(3):                                0.1378%
                                                                                                             -------
                                          Initial Excess Spread(1):                                          2.3678%


                                          (1)   This amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                of the interest rates on the
                                                Mortgage Loans as well as any
                                                changes in day count.

                                          (2)   Assumes a fee of 51 bps.

                                          (3)   Assumes 1-month LIBOR equal to
                                                5.368%, initial marketing
                                                spreads and a 30-day month. This
                                                amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                of the pass-through rates on the
                                                LIBOR Certificates as well as
                                                any changes in day count.

Servicer Advancing:                       The Servicer will make certain
                                          advances of principal and interest,
                                          subject to recoverability. Servicer
                                          will not advance principal on REO
                                          properties and is not required to make
                                          principal advances with respect to
                                          second lien mortgage loans. Servicer
                                          will only make limited advances on
                                          defaulted balloon payments. The
                                          Servicer is not obligated to make
                                          advances with respect to a reduction
                                          in the monthly payment due to
                                          bankruptcy proceedings or the
                                          application of the Servicemembers
                                          Civil Relief Act (the "Relief Act") or
                                          similar state laws.

Compensating Interest:                    The Servicer will pay compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans for the related Distribution
                                          Date resulting from voluntary
                                          Principal Prepayments in full on the
                                          Mortgage Loans during the related
                                          Prepayment Period and (B) one-half the
                                          Servicing Fee received for the related
                                          Distribution Date.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call.

Rating Agencies:                          Standard & Poor's Ratings Services, a
                                          division of The McGraw-Hill Companies,
                                          Inc., Moody's Investors Service, Inc.,
                                          Fitch Ratings and Dominion Bond Rating
                                          Services will rate all of the Offered
                                          Certificates.

Minimum Denomination:                     $25,000 with regard to the Class A
                                          Certificates and $100,000 with regard
                                          to the Class M Certificates.

Legal Investment:                         It is anticipated that the Principal
                                          Certificates will not be SMMEA
                                          eligible.

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to the Offered Certificates.
                                          However, in addition, for so long as
                                          the swap agreement is in effect,
                                          prospective purchasers must be
                                          eligible under one or more
                                          investor-based exemptions, and
                                          prospective purchasers should consult
                                          their own counsel.

Tax Treatment:                            Portions of the trust will be treated
                                          as multiple real estate mortgage
                                          investment conduits, or REMICs, for
                                          federal income tax purposes.

                                          The Principal Certificates will
                                          represent regular interests in a
                                          REMIC, which will be treated as debt
                                          instruments of a REMIC, and interests
                                          in certain basis risk interest carry
                                          forward payments, pursuant to the
                                          payment priorities in the transaction.
                                          Each interest in basis risk interest
                                          carry forward payments will be treated
                                          as an interest rate cap contract for
                                          federal income tax purposes.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Registration Statement and Prospectus:    This term sheet does not contain all
                                          information that is required to be
                                          included in a registration statement,
                                          or in a base prospectus and prospectus
                                          supplement.

                                          The Depositor has filed a registration
                                          statement (including the prospectus)
                                          with the SEC for the offering to which
                                          this communication relates. Before you
                                          invest, you should read the Prospectus
                                          in the registration statement and
                                          other documents the Depositor has
                                          filed with the SEC for more complete
                                          information about the Depositor, the
                                          issuing trust and this offering. You
                                          may get these documents for free by
                                          visiting EDGAR on the SEC website at
                                          www.sec.gov. Alternatively, the
                                          Depositor or Goldman, Sachs & Co., the
                                          underwriter, for this offering will
                                          arrange to send you the Prospectus if
                                          you request it by calling toll-free
                                          1-866-471-2526.

                                          The registration statement referred to
                                          above (including the prospectus) is
                                          incorporated in this term sheet by
                                          reference and may be accessed by
                                          clicking on the following hyperlink:

                                          http://sec.gov/Archives/edgar/data/
                                          807641/000091412106000903/
                                          gs886094-s3.txt

Risk Factors:                             PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS INCLUDED IN THE
                                          REGISTRATION STATEMENT FOR A
                                          DESCRIPTION OF INFORMATION THAT SHOULD
                                          BE CONSIDERED IN CONNECTION WITH AN
                                          INVESTMENT IN THE PRINCIPAL
                                          CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to a maximum rate equal to the WAC Cap as described below. Interest will be paid monthly, on all Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.75% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2009; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 49.40%


            Initial Credit          Stepdown Date
Class   Enhancement Percentage(1)    Percentage
-------------------------------------------------
  A             24.70%                 49.40%
 M-1            20.75%                 41.50%
 M-2            15.95%                 31.90%
 M-3            14.10%                 28.20%
 M-4            12.35%                 24.70%
 M-5            10.30%                 20.60%
 M-6             9.10%                 18.20%
 M-7             7.90%                 15.80%
 M-8             6.90%                 13.80%
 B-1             5.10%                 10.20%
 B-2             3.35%                  6.70%
 B-3             1.75%                  3.50%


(1)   Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [32.25]% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


     Distribution Dates                      Cumulative Realized Loss Percentage
----------------------------------------------------------------------------------------------
September 2008 - August 2009                     [1.40]% for the first month,
                                plus an additional 1/12th of [1.70]% for each month thereafter

September 2009 - August 2010                     [3.10]% for the first month,
                                plus an additional 1/12th of [1.80]% for each month thereafter

September 2010 - August 2011                     [4.90]% for the first month,
                                plus an additional 1/12th of [1.40]% for each month thereafter

September 2011 - August 2012                     [6.30]% for the first month,
                                plus an additional 1/12th of [0.80]% for each month thereafter

September 2012 - August 2013                     [7.10]% for the first month,
                                plus an additional 1/12th of [0.05]% for each month thereafter

September 2013 and thereafter                                [7.15]%


40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For the Principal Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a fixed rate per annum equal to the lesser of (i) 7.00% (7.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a fixed rate per annum equal to the lesser of (i) 7.00% (7.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate per annum equal to the lesser of (i) 7.00% (7.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R and Class R-X Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) (x) with respect to the LIBOR Certificates, 30 divided by the actual number of days in the applicable Interest Accrual Period and (y) with respect to the Fixed Rate Certificates, 1, and (ii) (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, (B) less, solely with respect to calculating the WAC Cap for the LIBOR Certificates, net swap payments out of the trust, if any, and certain swap termination payments owed to the Swap Provider, if any, divided by the class certificate balance of the LIBOR Certificates at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any interest received or advanced on the Mortgage Loans less (x) the Expense Fee, (y) net swap payments out of the trust, if any, and (z) certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the related prepayment period,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 50.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.50% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 68.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) from the Interest Remittance Amount, to the Class A Certificates, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until the class certificate balances thereof have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until their respective class certificate balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution thereof to the Class A Certificates will be included as part of the distributions pursuant to clause
(ii) through (xii) above. Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class CE certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A Certificates, any Basis Risk Carry Forward Amounts for such classes, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v)   certain swap termination payments to the Supplemental Interest
            Trust,

      (vi) if a 40-Year Trigger Event is in effect, then any remaining amounts, will be distributed sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates until their respective class certificate balances have been reduced to zero,

      (vii) to the holders of the Class CE certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the swap provider or received

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

from the swap provider and cap payments to the trust from the Interest Rate Cap Agreement. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii) to the Class A and M certificateholders, to pay interest according to sections (ii) and (iii) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the Class A and Class M certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class CE certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the Principal Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


                                      No Penalty    1-12 Months   13-24 Months   25-36 Months      Total
------------------------------------------------------------------------------------------------------------
2 YR ARM                              $16,740,580   $12,900,966   $118,143,288    $14,644,733   $162,429,566
2 YR ARM 40/30 DUAL AMORTIZATION       $3,684,230    $1,543,708    $37,218,542     $2,096,627    $44,543,108
2 YR ARM 40/30 DUAL AMORTIZATION IO            $0            $0       $189,000             $0       $189,000
2 YR ARM 40/40                           $393,787      $251,558     $1,677,292       $487,804     $2,810,441
2 YR ARM BALLOON 40/30                 $9,976,760    $8,781,889   $104,230,710     $5,384,491   $128,373,850
2 YR ARM BALLOON 45/30                         $0    $2,609,311    $23,601,697     $4,871,797    $31,082,805
2 YR ARM IO                            $3,338,307    $4,646,570    $37,278,466    $13,179,169    $58,442,512
3 YR ARM                              $12,701,491    $1,474,619     $1,457,656    $22,539,715    $38,173,480
3 YR ARM 40/30 DUAL AMORTIZATION       $5,053,114      $729,844             $0     $4,999,809    $10,782,767
3 YR ARM 40/40                                 $0            $0             $0       $319,801       $319,801
3 YR ARM BALLOON 40/30                 $2,511,570      $679,939     $1,573,031    $11,329,903    $16,094,441
3 YR ARM BALLOON 45/30                 $4,043,314      $715,160       $983,772    $21,114,924    $26,857,170
3 YR ARM IO                            $4,606,132      $254,480        $97,000     $7,126,279    $12,083,890
5 YR ARM                               $1,794,182            $0        $77,268     $1,481,271     $3,352,721
5 YR ARM BALLOON 40/30                         $0            $0             $0     $1,075,722     $1,075,722
5 YR ARM BALLOON 45/30                         $0            $0             $0     $1,335,537     $1,335,537
5 YR ARM IO                                    $0      $192,000       $539,997     $3,667,704     $4,399,701
6 MO ARM                                       $0            $0             $0     $1,165,839     $1,165,839
7 YR ARM BALLOON 45/30                         $0            $0             $0       $411,896       $411,896
FIXED                                 $11,947,851    $5,523,402     $7,911,293    $61,235,309    $86,617,855
FIXED 40/30 DUAL AMORTIZATION            $478,786    $1,256,008       $222,849     $2,048,338     $4,005,981
FIXED BALLOON 30/15                      $134,864            $0       $509,975       $556,071     $1,200,910
FIXED BALLOON 40/30                    $1,697,276    $1,549,036       $988,005    $17,362,511    $21,596,827
FIXED BALLOON 45/30                      $522,895      $703,771       $735,497    $13,883,789    $15,845,952
FIXED IO                               $1,159,100      $987,750        $33,750     $3,965,580     $6,146,180
------------------------------------------------------------------------------------------------------------
Total:                                $80,784,238   $44,800,012   $337,469,088   $216,284,617   $679,337,954
------------------------------------------------------------------------------------------------------------


                                      No Penalty    1-12 Months    13-24 Months    25-36 Months
------------------------------------------------------------------------------------------------
2 YR ARM                                    2.46%          1.90%          17.39%           2.16%
2 YR ARM 40/30 DUAL AMORTIZATION            0.54%          0.23%           5.48%           0.31%
2 YR ARM 40/30 DUAL AMORTIZATION IO            0%             0%           0.03%              0%
2 YR ARM 40/40                              0.06%          0.04%           0.25%           0.07%
2 YR ARM BALLOON 40/30                      1.47%          1.29%          15.34%           0.79%
2 YR ARM BALLOON 45/30                         0%          0.38%           3.47%           0.72%
2 YR ARM IO                                 0.49%          0.68%           5.49%           1.94%
3 YR ARM                                    1.87%          0.22%           0.21%           3.32%
3 YR ARM 40/30 DUAL AMORTIZATION            0.74%          0.11%              0%           0.74%
3 YR ARM 40/40                                 0%             0%              0%           0.05%
3 YR ARM BALLOON 40/30                      0.37%           0.1%           0.23%           1.67%
3 YR ARM BALLOON 45/30                       0.6%          0.11%           0.14%           3.11%
3 YR ARM IO                                 0.68%          0.04%           0.01%           1.05%
5 YR ARM                                    0.26%             0%           0.01%           0.22%
5 YR ARM BALLOON 40/30                         0%             0%              0%           0.16%
5 YR ARM BALLOON 45/30                         0%             0%              0%            0.2%
5 YR ARM IO                                    0%          0.03%           0.08%           0.54%
6 MO ARM                                       0%             0%              0%           0.17%
7 YR ARM BALLOON 45/30                         0%             0%              0%           0.06%
FIXED                                       1.76%          0.81%           1.16%           9.01%
FIXED 40/30 DUAL AMORTIZATION               0.07%          0.18%           0.03%            0.3%
FIXED BALLOON 30/15                         0.02%             0%           0.08%           0.08%
FIXED BALLOON 40/30                         0.25%          0.23%           0.15%           2.56%
FIXED BALLOON 45/30                         0.08%           0.1%           0.11%           2.04%
FIXED IO                                    0.17%          0.15%              0%           0.58%
------------------------------------------------------------------------------------------------
Total:                                     11.89%          6.59%          49.68%          31.84%
------------------------------------------------------------------------------------------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on September 5,
      2006) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% P&I advancing
o Priced to call with collateral losses calculated through the life of the applicable bond
o     The Offered certificates are priced at par
o     Assumes bonds pay on 25th of month


                                            First Dollar of Loss              LIBOR Flat                    0% Return
--------------------------------------------------------------------------------------------------------------------------------
Class M-1       CDR (%)                                         42.27                        42.34                         43.60
                Yield (%)                                      5.3368                       5.0718                        0.0228
                WAL                                              2.78                         2.78                          2.77
                Modified Duration                                2.55                         2.56                          2.61
                Principal Window                        Jun09 - Jun09                Jun09 - Jun09                 Jun09 - Jun09
                Principal Writedown                $30,403.43 (0.11%)          $240,387.67 (0.90%)        $3,983,764.61 (14.85%)
                Total Collat Loss            $156,945,107.70 (23.10%)     $157,138,019.70 (23.13%)      $160,575,296.28 (23.64%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-2       CDR (%)                                         30.27                        30.37                         32.08
                Yield (%)                                      5.3746                       5.0692                        0.0146
                WAL                                              3.36                         3.36                          3.24
                Modified Duration                                3.04                         3.05                          3.04
                Principal Window                        Jan10 - Jan10                Jan10 - Jan10                 Dec09 - Dec09
                Principal Writedown                $26,868.22 (0.08%)          $388,585.26 (1.19%)        $5,703,422.34 (17.49%)
                Total Collat Loss            $129,355,506.42 (19.04%)     $129,684,292.67 (19.09%)      $134,218,739.22 (19.76%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-3       CDR (%)                                         26.40                        26.44                         27.17
                Yield (%)                                      5.3774                       5.0613                        0.0145
                WAL                                              3.61                         3.61                          3.51
                Modified Duration                                3.24                         3.25                          3.24
                Principal Window                        Apr10 - Apr10                Apr10 - Apr10                 Mar10 - Mar10
                Principal Writedown                $22,054.08 (0.18%)          $177,825.58 (1.41%)        $2,388,367.01 (19.00%)
                Total Collat Loss            $118,855,325.48 (17.50%)     $118,996,314.64 (17.52%)      $120,710,543.75 (17.77%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-4       CDR (%)                                         23.18                        23.22                         23.76
                Yield (%)                                      5.3969                       5.0583                        0.0353
                WAL                                              3.78                         3.78                          3.75
                Modified Duration                                3.38                         3.38                          3.44
                Principal Window                        Jun10 - Jun10                Jun10 - Jun10                 Jun10 - Jun10
                Principal Writedown                $34,159.72 (0.29%)          $199,952.30 (1.68%)        $2,426,778.32 (20.41%)
                Total Collat Loss            $108,682,393.22 (16.00%)     $108,832,420.21 (16.02%)      $110,846,471.93 (16.32%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-5       CDR (%)                                         19.64                        19.70                         20.32
                Yield (%)                                      5.4946                       5.0609                        0.0637
                WAL                                              4.03                         4.03                          3.97
                Modified Duration                                3.58                         3.58                          3.64
                Principal Window                        Sep10 - Sep10                Sep10 - Sep10                 Sep10 - Sep10
                Principal Writedown                 $4,899.19 (0.04%)          $272,305.90 (1.96%)        $3,020,526.41 (21.69%)
                Total Collat Loss             $96,882,646.89 (14.26%)      $97,124,886.86 (14.30%)       $99,610,836.43 (14.66%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-6       CDR (%)                                         17.71                        17.75                         18.11
                Yield (%)                                      5.4891                       4.9967                        0.0321
                WAL                                              4.20                         4.20                          4.15
                Modified Duration                                3.70                         3.71                          3.77
                Principal Window                        Nov10 - Nov10                Nov10 - Nov10                 Nov10 - Nov10
                Principal Writedown                $33,909.67 (0.42%)          $219,250.38 (2.69%)        $1,882,621.98 (23.09%)
                Total Collat Loss             $90,042,930.60 (13.25%)      $90,211,605.97 (13.28%)       $91,723,342.67 (13.50%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-7       CDR (%)                                         15.87                        15.94                         16.34
                Yield (%)                                      5.8836                       5.0258                        0.0783
                WAL                                              4.36                         4.36                          4.22
                Modified Duration                                3.80                         3.81                          3.80
                Principal Window                        Jan11 - Jan11                Jan11 - Jan11                 Dec10 - Dec10
                Principal Writedown                $14,775.29 (0.18%)          $351,781.16 (4.32%)        $2,013,733.40 (24.70%)
                Total Collat Loss             $83,103,808.09 (12.23%)      $83,411,928.29 (12.28%)       $84,683,524.74 (12.47%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-8       CDR (%)                                         14.43                        14.50                         14.79
                Yield (%)                                      6.1117                       5.0799                        0.1701
                WAL                                              4.45                         4.45                          4.38
                Modified Duration                                3.84                         3.85                          3.91
                Principal Window                        Feb11 - Feb11                Feb11 - Feb11                 Feb11 - Feb11
                Principal Writedown                 $5,525.56 (0.08%)          $350,826.43 (5.16%)        $1,778,830.79 (26.19%)
                Total Collat Loss             $77,099,547.59 (11.35%)      $77,418,206.32 (11.40%)       $78,733,177.80 (11.59%)
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised


                                    50% PPA        75% PPA       100% PPA      125% PPA       150% PPA      175% PPA
--------------------------------------------------------------------------------------------------------------------
Class A-1   WAL                       1.74          1.25           1.00          0.83           0.70          0.62
            First Prin Pay             1              1             1              1             1              1
            Last Prin Pay              42            28             23            19             16            14
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class A-2   WAL                       4.03          2.62           2.00          1.73           1.47          1.25
            First Prin Pay             42            28             23            19             16            14
            Last Prin Pay              60            36             27            23             20            17
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class A-3   WAL                       7.65          5.02           3.00          2.09           1.84          1.64
            First Prin Pay             60            36             27            23             20            17
            Last Prin Pay             142            93             68            30             25            23
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class A-4   WAL                      16.53          11.15          8.13          2.65           2.13          1.95
            First Prin Pay            142            93             68            30             25            23
            Last Prin Pay             319            232           173            35             28            25
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                       9.33          6.23           5.34          7.36           5.85          4.84
            First Prin Pay             49            39             50            66             53            44
            Last Prin Pay             288            202           149            134           108            89
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                       9.30          6.20           5.04          5.07           4.02          3.37
            First Prin Pay             49            38             45            51             40            34
            Last Prin Pay             279            194           143            110            88            73
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                       9.28          6.17           4.89          4.52           3.59          3.03
            First Prin Pay             49            38             43            47             38            32
            Last Prin Pay             265            183           134            104            82            68
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                       9.26          6.16           4.83          4.34           3.45          2.92
            First Prin Pay             49            38             42            45             36            31
            Last Prin Pay             259            178           130            100            80            66
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                       9.23          6.13           4.77          4.20           3.33          2.82
            First Prin Pay             49            37             41            42             34            29
            Last Prin Pay             251            172           126            97             77            64
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-6   WAL                       9.19          6.10           4.72          4.08           3.24          2.76
            First Prin Pay             49            37             40            41             33            28
            Last Prin Pay             241            164           120            92             73            61
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-7   WAL                       9.16          6.07           4.69          4.01           3.18          2.70
            First Prin Pay             49            37             39            40             32            28
            Last Prin Pay             234            158           116            89             71            59
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-8   WAL                       9.11          6.04           4.63          3.95           3.14          2.66
            First Prin Pay             49            37             39            39             31            27
            Last Prin Pay             225            152           111            85             68            56
--------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised on the first date possible


                                    50% PPA        75% PPA       100% PPA      125% PPA       150% PPA      175% PPA
--------------------------------------------------------------------------------------------------------------------
Class A-1   WAL                       1.74          1.25           1.00          0.83           0.70          0.62
            First Prin Pay             1              1             1              1             1              1
            Last Prin Pay              42            28             23            19             16            14
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class A-2   WAL                       4.03          2.62           2.00          1.73           1.47          1.25
            First Prin Pay             42            28             23            19             16            14
            Last Prin Pay              60            36             27            23             20            17
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class A-3   WAL                       7.65          5.02           3.00          2.09           1.84          1.64
            First Prin Pay             60            36             27            23             20            17
            Last Prin Pay             142            93             68            30             25            23
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class A-4   WAL                      12.69          8.38           6.07          2.65           2.13          1.95
            First Prin Pay            142            93             68            30             25            23
            Last Prin Pay             154            102            74            35             28            25
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                       8.42          5.59           4.86          4.70           3.70          3.11
            First Prin Pay             49            39             50            57             45            38
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                       8.42          5.57           4.58          4.58           3.62          3.05
            First Prin Pay             49            38             45            51             40            34
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                       8.42          5.57           4.44          4.18           3.31          2.81
            First Prin Pay             49            38             43            47             38            32
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                       8.42          5.57           4.40          4.01           3.18          2.70
            First Prin Pay             49            38             42            45             36            31
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                       8.42          5.57           4.35          3.88           3.07          2.61
            First Prin Pay             49            37             41            42             34            29
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-6   WAL                       8.42          5.56           4.32          3.78           2.99          2.56
            First Prin Pay             49            37             40            41             33            28
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-7   WAL                       8.42          5.56           4.31          3.72           2.95          2.52
            First Prin Pay             49            37             39            40             32            28
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class M-8   WAL                       8.42          5.56           4.28          3.68           2.92          2.49
            First Prin Pay             49            37             39            39             31            27
            Last Prin Pay             154            102            74            57             45            38
--------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One- and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on August 30, 2006,
(ii) day count convention of 30/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) net swap flows, if any, and interest rate cap payments, if any, are included. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------------------------------------------------------------------------------------------------------------
     1      Sep-06            5.53       49      Sep-10            4.17       97      Sep-14            3.96
     2      Oct-06            2.37       50      Oct-10            4.32       98      Oct-14            4.14
     3      Nov-06            2.20       51      Nov-10            4.16       99      Nov-14            3.98
     4      Dec-06            2.36       52      Dec-10            4.31      100      Dec-14            4.16
     5      Jan-07            2.20       53      Jan-11            4.15      101      Jan-15            4.01
     6      Feb-07            2.19       54      Feb-11            4.15      102      Feb-15            4.03
     7      Mar-07            2.69       55      Mar-11            4.61      103      Mar-15            4.55
     8      Apr-07            2.19       56      Apr-11            4.12      104      Apr-15            4.06
     9      May-07            2.36       57      May-11            4.28      105      May-15            4.24
    10      Jun-07            2.20       58      Jun-11            4.11      106      Jun-15            4.09
    11      Jul-07            2.37       59      Jul-11            4.28      107      Jul-15            4.28
    12      Aug-07            2.21       60      Aug-11            4.13      108      Aug-15            4.13
    13      Sep-07            2.21       61      Sep-11            4.12      109      Sep-15            4.15
    14      Oct-07            2.38       62      Oct-11            4.26      110      Oct-15            4.34
    15      Nov-07            2.23       63      Nov-11            4.09      111      Nov-15            4.19
    16      Dec-07            2.39       64      Dec-11            4.24      112      Dec-15            4.38
    17      Jan-08            2.24       65      Jan-12            4.08      113      Jan-16            4.23
    18      Feb-08            2.25       66      Feb-12            4.08      114      Feb-16            4.26
    19      Mar-08            2.56       67      Mar-12            4.40      115      Mar-16            4.61
    20      Apr-08            2.26       68      Apr-12            4.07      116      Apr-16            4.31
    21      May-08            2.75       69      May-12            4.23      117      May-16            4.49
    22      Jun-08            2.84       70      Jun-12            4.07      118      Jun-16            4.36
    23      Jul-08            3.33       71      Jul-12            4.23      119      Jul-16            4.54
    24      Aug-08            3.64       72      Aug-12            4.07      120      Aug-16            4.41
    25      Sep-08            3.65       73      Sep-12            4.07
    26      Oct-08            3.80       74      Oct-12            4.23
    27      Nov-08            3.72       75      Nov-12            3.83
    28      Dec-08            3.93       76      Dec-12            3.99
    29      Jan-09            3.79       77      Jan-13            3.83
    30      Feb-09            3.83       78      Feb-13            3.83
    31      Mar-09            4.25       79      Mar-13            4.34
    32      Apr-09            3.80       80      Apr-13            3.83
    33      May-09            4.05       81      May-13            4.01
    34      Jun-09            3.93       82      Jun-13            3.84
    35      Jul-09            4.13       83      Jul-13            4.01
    36      Aug-09            4.13       84      Aug-13            3.86
    37      Sep-09            4.11       85      Sep-13            3.86
    38      Oct-09            4.17       86      Oct-13            4.03
    39      Nov-09            4.10       87      Nov-13            3.87
    40      Dec-09            4.29       88      Dec-13            4.04
    41      Jan-10            4.15       89      Jan-14            3.88
    42      Feb-10            4.19       90      Feb-14            3.89
    43      Mar-10            4.65       91      Mar-14            4.41
    44      Apr-10            4.18       92      Apr-14            3.90
    45      May-10            4.34       93      May-14            4.08
    46      Jun-10            4.18       94      Jun-14            3.92
    47      Jul-10            4.33       95      Jul-14            4.10
    48      Aug-10            4.18       96      Aug-14            3.95


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Effective WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one- and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and
(iv) net swap receipts, if any, and Interest Rate Cap payments, if any, are included in the Effective WAC Cap calculation and weighted by the class certificate balance of the LIBOR Certificates. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                        Effective                           Effective
         Distribution    WAC Cap             Distribution    WAC Cap             Distribution    Effective
Period       Date          (%)      Period       Date          (%)      Period       Date       WAC Cap (%)
-----------------------------------------------------------------------------------------------------------
     1      Sep-06          35.85       49      Sep-10          23.06       97      Sep-14            10.68
     2      Oct-06          22.43       50      Oct-10          23.37       98      Oct-14            11.02
     3      Nov-06          22.08       51      Nov-10          22.97       99      Nov-14            10.65
     4      Dec-06          22.21       52      Dec-10          23.30      100      Dec-14            10.98
     5      Jan-07          21.82       53      Jan-11          22.88      101      Jan-15            10.61
     6      Feb-07          21.66       54      Feb-11          22.86      102      Feb-15            10.59
     7      Mar-07          22.87       55      Mar-11          24.01      103      Mar-15            11.71
     8      Apr-07          22.01       56      Apr-11          22.74      104      Apr-15            10.56
     9      May-07          22.20       57      May-11          23.09      105      May-15            10.89
    10      Jun-07          21.89       58      Jun-11          22.66      106      Jun-15            10.52
    11      Jul-07          22.07       59      Jul-11          23.01      107      Jul-15            10.85
    12      Aug-07          21.76       60      Aug-11          22.59      108      Aug-15            10.48
    13      Sep-07          21.69       61      Sep-11          11.28      109      Sep-15            10.47
    14      Oct-07          21.87       62      Oct-11          11.63      110      Oct-15            10.80
    15      Nov-07          21.55       63      Nov-11          11.24      111      Nov-15            10.43
    16      Dec-07          21.73       64      Dec-11          11.60      112      Dec-15            10.76
    17      Jan-08          21.41       65      Jan-12          11.22      113      Jan-16            10.39
    18      Feb-08          21.35       66      Feb-12          11.20      114      Feb-16            10.38
    19      Mar-08          21.79       67      Mar-12          11.96      115      Mar-16            11.07
    20      Apr-08          21.21       68      Apr-12          11.17      116      Apr-16            10.34
    21      May-08          21.73       69      May-12          11.52      117      May-16            10.66
    22      Jun-08          21.61       70      Jun-12          11.14      118      Jun-16            10.30
    23      Jul-08          22.11       71      Jul-12          11.50      119      Jul-16            10.63
    24      Aug-08          22.18       72      Aug-12          11.11      120      Aug-16            10.27
    25      Sep-08          22.02       73      Sep-12          11.09
    26      Oct-08          22.14       74      Oct-12          11.44
    27      Nov-08          21.85       75      Nov-12          11.06
    28      Dec-08          22.19       76      Dec-12          11.41
    29      Jan-09          21.94       77      Jan-13          11.03
    30      Feb-09          22.06       78      Feb-13          11.01
    31      Mar-09          23.04       79      Mar-13          12.17
    32      Apr-09          21.96       80      Apr-13          10.98
    33      May-09          22.44       81      May-13          11.32
    34      Jun-09          22.18       82      Jun-13          10.94
    35      Jul-09          22.61       83      Jul-13          11.29
    36      Aug-09          22.50       84      Aug-13          10.91
    37      Sep-09          22.42       85      Sep-13          10.89
    38      Oct-09          22.73       86      Oct-13          11.24
    39      Nov-09          22.54       87      Nov-13          10.86
    40      Dec-09          23.18       88      Dec-13          11.20
    41      Jan-10          23.00       89      Jan-14          10.82
    42      Feb-10          23.15       90      Feb-14          10.81
    43      Mar-10          24.27       91      Mar-14          11.94
    44      Apr-10          23.03       92      Apr-14          10.77
    45      May-10          23.48       93      May-14          11.11
    46      Jun-10          23.12       94      Jun-14          10.73
    47      Jul-10          23.50       95      Jul-14          11.07
    48      Aug-10          23.12       96      Aug-14          10.70


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $632,463,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to the product of
(x) a fixed rate equal to 5.22% per annum (y) the swap notional amount as set forth below for that Distribution Date and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period (as defined in the swap agreement) and the denominator of which is 360, and the trust will be entitled to receive an amount equal to the product of (x) one-month LIBOR, as determined pursuant to the swap agreement, for the related calculation period, (y) the swap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date    Amount ($)
---------------------------------------------------------------------------------------
     1        Sep-06           632,463,000       38        Oct-09            87,409,829
     2        Oct-06           622,599,218       39        Nov-09            82,887,497
     3        Nov-06           610,736,006       40        Dec-09            78,610,103
     4        Dec-06           596,899,705       41        Jan-10            74,563,663
     5        Jan-07           581,142,796       42        Feb-10            70,735,300
     6        Feb-07           563,532,351       43        Mar-10            67,112,857
     7        Mar-07           544,146,755       44        Apr-10            63,684,766
     8        Apr-07           523,083,253       45        May-10            60,440,207
     9        May-07           500,546,637       46        Jun-10            57,368,996
    10        Jun-07           477,284,726       47        Jul-10            54,461,495
    11        Jul-07           453,763,635       48        Aug-10            51,708,638
    12        Aug-07           430,588,313       49        Sep-10            49,101,884
    13        Sep-07           408,447,964       50        Oct-10            46,633,150
    14        Oct-07           387,348,057       51        Nov-10            44,294,828
    15        Nov-07           367,239,081       52        Dec-10            42,079,742
    16        Dec-07           348,082,250       53        Jan-11            39,981,127
    17        Jan-08           329,732,268       54        Feb-11            37,992,597
    18        Feb-08           312,191,389       55        Mar-11            36,108,128
    19        Mar-08           295,492,280       56        Apr-11            34,322,037
    20        Apr-08           279,633,309       57        May-11            32,628,931
    21        May-08           264,465,045       58        Jun-11            31,023,721
    22        Jun-08           243,910,526       59        Jul-11            29,500,837
    23        Jul-08           221,521,965       60        Aug-11            28,056,243
    24        Aug-08           196,903,566       61        Sep-11              N/A
    25        Sep-08           172,207,243
    26        Oct-08           152,332,317
    27        Nov-08           137,358,565
    28        Dec-08           127,400,791
    29        Jan-09           123,440,922
    30        Feb-09           123,440,922
    31        Mar-09           123,440,922
    32        Apr-09           120,569,276
    33        May-09           114,237,108
    34        Jun-09           108,252,858
    35        Jul-09           102,595,769
    36        Aug-09            97,247,630
    37        Sep-09            92,191,389


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. On the Closing Date, the Trustee will enter into an interest rate cap agreement. Under the interest rate cap agreement, on each Distribution Date commencing on March 2007 and ending on August 2011, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.25%, (y) an amount equal to the lesser of (a) the cap notional amount as set forth below for that Distribution Date, and (b) the excess, if any, of (A) the aggregate class certificate balance of the LIBOR Certificates (prior to taking into account any distributions on such Distribution Date) over (B) the then current swap notional amount set forth above for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

Interest Rate Cap                                                Strike Rate (%)
--------------------------------------------------------------------------------
Interest Rate Cap                                                     6.25%

                         The Interest Rate Cap Schedule


                             Cap Notional                                Cap Notional
Period   Distribution Date    Amount ($)    Period   Distribution Date    Amount ($)
-------------------------------------------------------------------------------------
     1        Sep-06                    0       38        Oct-09           65,055,651
     2        Oct-06                    0       39        Nov-09           69,577,983
     3        Nov-06                    0       40        Dec-09           73,855,377
     4        Dec-06                    0       41        Jan-10           73,628,186
     5        Jan-07                    0       42        Feb-10           72,160,720
     6        Feb-07                    0       43        Mar-10           70,682,412
     7        Mar-07           24,558,421       44        Apr-10           69,197,290
     8        Apr-07           30,360,870       45        May-10           67,709,114
     9        May-07           36,506,846       46        Jun-10           66,221,327
    10        Jun-07           42,726,241       47        Jul-10           64,736,988
    11        Jul-07           48,854,818       48        Aug-10           63,258,893
    12        Aug-07           54,689,325       49        Sep-10           61,789,575
    13        Sep-07           60,006,787       50        Oct-10           60,331,265
    14        Oct-07           64,820,477       51        Nov-10           58,885,981
    15        Nov-07           69,162,645       52        Dec-10           57,455,528
    16        Dec-07           73,061,954       53        Jan-11           56,041,504
    17        Jan-08           76,577,183       54        Feb-11           54,645,324
    18        Feb-08           79,716,553       55        Mar-11           53,268,229
    19        Mar-08           82,481,359       56        Apr-11           51,911,305
    20        Apr-08           84,893,079       57        May-11           50,575,411
    21        May-08           87,007,807       58        Jun-11           49,261,285
    22        Jun-08           90,522,968       59        Jul-11           47,968,137
    23        Jul-08           94,113,423       60        Aug-11           46,697,233
    24        Aug-08           97,777,070       61        Sep-11               N/A
    25        Sep-08          101,280,648
    26        Oct-08          103,073,696
    27        Nov-08          103,473,426
    28        Dec-08          102,838,496
    29        Jan-09           96,788,353
    30        Feb-09           87,151,691
    31        Mar-09           77,874,015
    32        Apr-09           71,812,948
    33        May-09           69,544,264
    34        Jun-09           67,249,566
    35        Jul-09           64,934,927
    36        Aug-09           62,607,527
    37        Sep-09           60,274,090


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Mortgage Loans - Aggregate(1)

Scheduled Principal Balance:                                    $679,337,954
Number of Mortgage Loans:                                              3,053
Average Scheduled Principal Balance:                                $222,515
Weighted Average Gross Coupon:                                        8.236%
Weighted Average Net Coupon: (2)                                      7.732%
Weighted Average Current FICO Score:                                     618
Weighted Average Original LTV Ratio:                                  81.06%
Weighted Average Combined Original LTV Ratio:                         81.29%
Weighted Average Stated Remaining Term (months):                         356
Weighted Average Seasoning (months):                                       2
Weighted Average Months to Roll: (3)                                      25
Weighted Average Gross Margin: (3)                                    6.106%
Weighted Average Initial Rate Cap: (3)                                2.497%
Weighted Average Periodic Rate Cap: (3)                               1.021%
Weighted Average Gross Maximum Lifetime Rate: (3)                    14.290%
Non-Zero Weighted Average Back-Debt to Income Ratio:                  42.45%
Weighted Average Percentage of Loans with Mortgage Insurance:          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined                   Pct.
Current Principal   Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full     Owner
Balance               Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            47     $1,830,498        0.27%       10.723%        648     $38,947      78.49%       61.65%      93.34%
$50,001 - $75,000          85      5,461,607        0.80         8.941         627      64,254      70.30        78.30       90.74
$75,001 - $100,000        170     15,378,233        2.26         8.642         612      90,460      74.55        75.67       88.34
$100,001 - $125,000       285     32,281,566        4.75         8.691         608     113,269      78.61        74.32       91.71
$125,001 - $150,000       328     45,597,153        6.71         8.755         610     139,016      80.79        71.53       92.94
$150,001 - $200,000       680    118,930,535       17.51         8.479         608     174,898      80.62        67.27       93.85
$200,001 - $250,000       501    112,173,027       16.51         8.339         615     223,898      82.52        66.05       92.60
$250,001 - $300,000       359     98,204,496       14.46         8.140         621     273,550      82.19        61.97       93.41
$300,001 - $350,000       204     66,524,442        9.79         8.066         616     326,100      82.11        54.65       93.65
$350,001 - $400,000       145     54,070,010        7.96         7.914         625     372,897      81.32        54.07       94.34
$400,001 & Above          249    128,886,388       18.97         7.804         628     517,616      81.86        52.95       96.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Current Rate          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                6     $1,669,949        0.25%        5.823%        708    $278,325      64.67%       92.37%     100.00%
6.00 - 6.49%               51     13,910,021        2.05         6.316         663     272,746      72.97        82.25       98.80
6.50 - 6.99%              235     60,477,843        8.90         6.807         657     257,353      74.35        67.14       97.63
7.00 - 7.49%              348     93,499,371       13.76         7.252         634     268,676      79.12        73.13       97.60
7.50 - 7.99%              623    154,106,419       22.68         7.760         623     247,362      80.76        68.44       94.71
8.00 - 8.49%              427     96,804,541       14.25         8.258         614     226,709      83.23        63.83       92.94
8.50 - 8.99%              547    113,729,096       16.74         8.737         602     207,914      82.37        57.22       93.37
9.00% & Above             816    145,140,714       21.37         9.773         595     177,869      84.97        46.95       88.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Credit Score          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                78    $17,926,403        2.64%        7.423%        765    $229,826      80.24%       48.98%      85.29%
720 - 739                  77     18,571,466        2.73         7.601         729     241,188      81.45        48.01       91.19
700 - 719                  84     20,128,607        2.96         7.533         709     239,626      81.05        49.46       87.91
680 - 699                 133     31,524,151        4.64         7.751         688     237,024      81.95        52.26       83.40
660 - 679                 188     41,989,886        6.18         7.844         669     223,350      82.10        55.92       88.50
640 - 659                 324     72,053,029       10.61         8.035         649     222,386      82.45        45.69       90.24
620 - 639                 439     98,240,452       14.46         8.211         629     223,782      84.24        54.23       92.53
600 - 619                 541    124,911,246       18.39         8.305         609     230,890      84.57        62.46       95.51
580 - 599                 428     91,662,194       13.49         8.396         589     214,164      81.97        72.30       97.85
560 - 579                 313     70,422,668       10.37         8.458         569     224,993      78.03        72.12       96.55
540 - 559                 253     53,349,086        7.85         8.524         550     210,866      75.48        80.82       98.10
520 - 539                 141     28,954,185        4.26         8.854         530     205,349      73.65        75.93       98.80
500 - 519                  54      9,604,583        1.41         9.985         510     177,863      68.64        88.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Lien                  Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                       3,008   $677,238,510       99.69%        8.225%        617    $225,146      81.25%       62.24%      93.74%
2                          45      2,099,444        0.31        11.580         681      46,654      91.54        42.82       94.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Combined            Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Original LTV          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            284    $47,736,541        7.03%        8.155%        591    $168,086      48.48%       62.43%      93.84%
60.01 - 70.00%            284     61,248,735        9.02         7.919         594     215,665      66.14        63.76       93.29
70.01 - 80.00%            997    240,089,670       35.34         7.942         635     240,812      78.48        52.92       95.22
80.01 - 85.00%            296     70,265,591       10.34         8.172         596     237,384      84.32        63.46       94.55
85.01 - 90.00%            619    142,700,862       21.01         8.399         610     230,535      89.58        72.68       91.47
90.01 - 95.00%            357     79,668,495       11.73         8.623         623     223,161      94.78        69.82       92.25
95.01 - 100.00%           216     37,628,061        5.54         9.408         636     174,204      99.78        60.04       95.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Original LTV          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            327    $49,730,076        7.32%        8.289%        595    $152,080      50.30%       61.61%      93.84%
60.01 - 70.00%            282     61,043,016        8.99         7.907         593     216,465      66.14        63.98       93.27
70.01 - 80.00%            995    239,910,749       35.32         7.939         635     241,116      78.48        52.93       95.22
80.01 - 85.00%            296     70,265,591       10.34         8.172         596     237,384      84.32        63.46       94.55
85.01 - 90.00%            618    142,660,504       21.00         8.398         610     230,842      89.58        72.67       91.47
90.01 - 95.00%            355     79,602,460       11.72         8.620         623     224,232      94.78        69.84       92.33
95.01 - 100.00%           180     36,125,559        5.32         9.323         633     200,698      99.77        60.61       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Documentation         Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                2,005   $422,436,364       62.18%        8.069%        609    $210,691      81.73%      100.00%      95.25%
Stated Doc                919    222,148,036       32.70         8.543         633     241,728      79.82         0.00       91.20
Limited Doc               107     31,052,592        4.57         8.184         616     290,211      86.36         0.00       93.53
No Doc                     22      3,700,963        0.54         9.226         663     168,226      76.59         0.00       75.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Purpose               Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi            1,771   $403,250,426       59.36%        8.168%        604    $227,696      79.67%       67.74%      94.85%
Purchase                1,071    232,895,368       34.28         8.376         641     217,456      84.48        51.15       91.42
Rate/term Refi            211     43,192,160        6.36         8.112         614     204,702      79.18        69.84       95.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Occupancy             Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,841   $636,823,772       93.74%        8.204%        615    $224,155      81.21%       63.19%     100.00%
Investor                  159     31,449,331        4.63         8.714         654     197,795      82.66        52.90        0.00
Second Home                53     11,064,851        1.63         8.703         639     208,771      81.71        30.92        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                 Weighted
                                                Pct. Of      Weighted     Weighted                 Avg.
                                                Pool By        Avg.         Avg.       Avg.      Combined                   Pct.
                    Number of    Principal     Principal      Gross       Current    Principal   Original    Pct. Full     Owner
Property Type         Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           2,178   $480,429,661       70.72%        8.219%        615    $220,583      81.31%       64.23%      95.60%
PUD                       476    119,670,856       17.62         8.280         616     251,409      81.65        56.51       95.93
Condo                     208     40,622,215        5.98         8.458         637     195,299      83.04        55.37       85.03
2 Family                   81     18,223,897        2.68         8.131         628     224,986      77.82        56.37       74.58
3-4 Family                 42     11,571,725        1.70         8.239         659     275,517      78.38        55.07       55.33
Manufactured Housing       52      5,823,865        0.86         7.234         644     111,997      74.41        87.75       92.13
Townhouse                   9      1,643,681        0.24         8.862         619     182,631      83.19        62.60      100.00
Condo Hi-rise               7      1,352,056        0.20         8.704         609     193,151      85.51        71.17       87.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
State                 Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                        712   $164,086,992       24.15%        8.325%        618    $230,459      82.46%       53.57%      91.09%
CA                        442    141,678,593       20.86         7.638         628     320,540      76.75        55.21       95.79
AZ                        233     46,340,409        6.82         8.150         617     198,886      82.50        64.55       94.66
VA                        100     24,883,650        3.66         8.461         601     248,836      78.55        52.99       98.75
NY                         68     22,435,431        3.30         8.069         608     329,933      77.78        56.63       93.35
IL                         91     20,350,338        3.00         8.265         610     223,630      82.23        79.71       98.21
NV                         71     17,341,543        2.55         8.087         632     244,247      82.76        58.88       91.78
WA                         68     16,224,316        2.39         8.083         619     238,593      80.70        73.14       93.92
TX                        113     16,017,581        2.36         9.111         615     141,749      86.90        52.91       94.21
PA                         90     15,746,915        2.32         8.518         616     174,966      84.75        72.16       90.47
Other                   1,065    194,232,185       28.59         8.535         613     182,378      83.14        73.30       93.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Zip                   Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
92336                       7     $2,961,928        0.44%        7.209%        650    $423,133      81.60%       53.38%     100.00%
33029                       7      2,718,035        0.40         8.171         609     388,291      78.01        57.51      100.00
33027                       6      2,436,949        0.36         7.933         634     406,158      82.33        49.01      100.00
89123                       7      2,405,788        0.35         8.435         653     343,684      81.14        21.25       87.50
85033                      13      1,977,613        0.29         8.243         623     152,124      82.82        56.62       91.91
33023                       9      1,967,021        0.29         8.125         608     218,558      81.55        75.23      100.00
93313                       7      1,936,086        0.28         7.517         638     276,584      78.55        73.39      100.00
11553                       5      1,920,201        0.28         7.422         634     384,040      88.89        42.92      100.00
91335                       4      1,858,945        0.27         7.302         632     464,736      87.28        49.17      100.00
23456                       7      1,849,285        0.27         8.127         622     264,184      76.47        59.81       88.63
Other                   2,981    657,306,103       96.76         8.249         617     220,499      81.27        62.49       93.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
Remaining                                       Pool By      Weighted       Avg.       Avg.      Combined
Months To           Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Maturity              Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    54     $4,549,002        0.67%        8.894%        640     $84,241      78.29%       75.81%      92.81%
181 - 240                  19      2,774,146        0.41         8.309         663     146,008      72.67        93.23       91.37
241 - 360               2,967    668,884,565       98.46         8.229         617     225,441      81.35        62.00       93.80
421 - 480                  13      3,130,242        0.46         8.541         633     240,788      80.51        53.33       83.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type


                                                                                                 Weighted
                                                Pct. Of      Weighted     Weighted                 Avg.
                     Number                     Pool By        Avg.         Avg.       Avg.      Combined                   Pct.
                       of        Principal     Principal      Gross       Current    Principal   Original    Pct. Full     Owner
Amortization Type     Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                  856   $162,429,566       23.91%        8.679%        600    $189,754      82.62%       58.72%      89.17%
2 YR ARM 40/30
DUAL AMORTIZATION         153     44,543,108        6.56         8.025         592     291,131      85.35        70.76       99.15
2 YR ARM 40/30
DUAL AMORTIZATION IO        1        189,000        0.03         7.950         611     189,000      90.00       100.00      100.00
2 YR ARM 40/40             11      2,810,441        0.41         8.521         633     255,495      79.69        55.03       82.16
2 YR ARM
BALLOON 40/30             514    128,373,850       18.90         8.386         606     249,755      80.16        52.16       95.55
2 YR ARM
BALLOON 45/30             117     31,082,805        4.58         7.873         648     265,665      80.85        69.82       98.50
2 YR ARM IO               199     58,442,512        8.60         7.804         647     293,681      83.88        46.36       93.98
3 YR ARM                  204     38,173,480        5.62         8.543         604     187,125      85.16        73.32       88.42
3 YR ARM 40/30
DUAL AMORTIZATION          35     10,782,767        1.59         7.706         611     308,079      90.12        60.99      100.00
3 YR ARM 40/40              2        319,801        0.05         8.721         639     159,900      87.68        38.44      100.00
3 YR ARM
BALLOON 40/30              60     16,094,441        2.37         8.044         628     268,241      80.53        47.44       94.95
3 YR ARM
BALLOON 45/30             110     26,857,170        3.95         7.796         657     244,156      80.16        68.12       99.32
3 YR ARM IO                43     12,083,890        1.78         7.664         642     281,021      88.96        83.58       99.26
5 YR ARM                   16      3,352,721        0.49         8.154         655     209,545      77.99        51.79       90.46
5 YR ARM
BALLOON 40/30               3      1,075,722        0.16         7.793         622     358,574      78.08        88.38      100.00
5 YR ARM
BALLOON 45/30               4      1,335,537        0.20         7.649         679     333,884      82.86        43.55      100.00
5 YR ARM IO                13      4,399,701        0.65         7.248         672     338,439      76.90        40.38      100.00
6 MO ARM                    5      1,165,839        0.17         7.499         611     233,168      81.42        16.10      100.00
7 YR ARM
BALLOON 45/30               1        411,896        0.06         7.125         777     411,896      80.00       100.00      100.00
FIXED                     481     86,617,855       12.75         8.020         629     180,079      75.46        73.76       92.61
FIXED 40/30
DUAL AMORTIZATION          13      4,005,981        0.59         8.058         611     308,152      90.22        71.96      100.00
FIXED BALLOON 30/15        27      1,200,910        0.18        11.163         694      44,478      98.45        56.56       97.31
FIXED BALLOON 40/30        89     21,596,827        3.18         8.027         621     242,661      77.62        73.52       95.06
FIXED BALLOON 45/30        70     15,845,952        2.33         8.111         614     226,371      76.09        96.17      100.00
FIXED IO                   26      6,146,180        0.90         8.081         654     236,392      74.41        50.90       83.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Initial             Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Periodic Cap          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                       7     $1,403,056        0.21%        8.145%        607    $200,437      77.41%       13.38%     100.00%
1.50%                      80     20,182,312        2.97         7.837         596     252,279      71.35        46.96       87.68
2.00%                   1,063    247,206,446       36.39         8.259         608     232,555      85.86        63.20       92.26
3.00%                   1,183    271,753,961       40.00         8.336         623     229,716      80.38        56.48       95.50
5.00%                      13      3,301,205        0.49         7.789         654     253,939      73.33        38.38       97.56
6.00%                       1         77,268        0.01         8.625         790      77,268      94.98       100.00        0.00
N/A                       706    135,413,706       19.93         8.063         627     191,804      76.47        75.10       93.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Periodic Cap          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   2,258   $521,884,287       76.82%        8.292%        616    $231,127      82.96%       59.50%      94.00%
1.50%                      86     21,594,954        3.18         7.961         595     251,104      71.09        45.18       88.49
2.00%                       3        445,008        0.07         8.190         660     148,336      77.65       100.00       49.62
N/A                       706    135,413,706       19.93         8.063         627     191,804      76.47        75.10       93.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Months To           Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Rate Reset            Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                     31     $5,391,603        0.79%        7.199%        620    $173,923      79.03%       47.59%      87.84%
13 - 24                 1,831    424,293,161       62.46         8.354         611     231,728      82.23        57.17       93.47
25 - 36                   448    103,663,908       15.26         8.091         626     231,393      84.14        67.69       94.85
37 - 48                     2        539,997        0.08         6.312         644     269,999      78.55       100.00      100.00
49 & Above                 35     10,035,579        1.48         7.708         668     286,731      78.22        49.00       96.81
N/A                       706    135,413,706       19.93         8.063         627     191,804      76.47        75.10       93.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Life Maximum Rate     Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                       706   $135,413,706       19.93%        8.063%        627    $191,804      76.47%       75.10%      93.71%
0.01 - 11.99%              16      4,542,515        0.67         6.352         617     283,907      70.84        80.53      100.00
12.00 - 12.49%             38      9,981,961        1.47         6.752         634     262,683      72.88        93.76      100.00
12.50 - 12.99%            159     44,707,261        6.58         6.982         646     281,178      77.76        64.26       98.83
13.00 - 13.49%            234     66,757,047        9.83         7.236         638     285,287      80.92        69.78       98.96
13.50 - 13.99%            433    113,618,456       16.72         7.766         624     262,398      82.30        63.84       94.97
14.00 - 14.49%            352     82,333,405       12.12         8.218         614     233,902      83.77        59.99       93.93
14.50 - 14.99%            449     94,828,339       13.96         8.690         602     211,199      83.02        54.73       93.09
15.00 - 15.49%            252     49,875,039        7.34         9.135         596     197,917      85.24        52.12       87.10
15.50 - 15.99%            225     43,828,443        6.45         9.639         590     194,793      86.01        47.31       91.66
16.00% & Above            189     33,451,782        4.92        10.471         595     176,994      83.63        35.42       83.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Margin                Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                       706   $135,413,706       19.93%        8.063%        627    $191,804      76.47%       75.10%      93.71%
0.01 - 4.99%              170     46,294,007        6.81         7.217         637     272,318      77.29        70.71       97.57
5.00 - 5.49%              214     53,942,045        7.94         7.736         620     252,066      77.28        57.38       96.40
5.50 - 5.99%              380     91,445,630       13.46         8.037         620     240,646      79.68        58.22       93.31
6.00 - 6.49%              869    210,629,937       31.01         8.169         614     242,382      85.94        62.00       92.87
6.50 - 6.99%              317     62,995,117        9.27         8.755         609     198,723      79.44        47.16       94.50
7.00 - 7.49%              180     38,222,947        5.63         9.342         597     212,350      82.00        49.78       92.67
7.50 - 7.99%              137     25,881,558        3.81         9.507         606     188,916      86.64        55.01       94.26
8.00 - 8.49%               51      9,020,789        1.33         9.648         606     176,878      92.27        65.42       87.83
8.50 - 8.99%               21      4,099,213        0.60         9.621         587     195,201      94.36        90.03       96.93
9.00 - 9.49%                6      1,161,200        0.17        10.718         656     193,533      97.83        36.50       42.31
9.50% & Above               2        231,806        0.03        10.500         559     115,903      77.81       100.00       36.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Interest Only       Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Term                  Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                       2,771   $598,076,670       88.04%        8.298%        613    $215,834      80.98%       63.56%      93.67%
24                          6      2,190,383        0.32         7.779         595     365,064      73.80        38.62       81.97
60                        261     74,581,293       10.98         7.760         649     285,752      84.43        53.25       95.65
84                          3      1,183,496        0.17         6.673         644     394,499      71.18        45.63      100.00
120                        12      3,306,112        0.49         8.485         662     275,509      74.59        35.88       70.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,053   $679,337,954      100.00%        8.236%        618    $222,515      81.29%       62.18%      93.74%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Adjustable Rate(1)

Scheduled Principal Balance:                                    $543,924,249
Number of Mortgage Loans:                                              2,347
Average Scheduled Principal Balance:                                $231,753
Weighted Average Gross Coupon:                                        8.279%
Weighted Average Net Coupon: (2)                                      7.775%
Weighted Average Current FICO Score:                                     615
Weighted Average Original LTV Ratio:                                  82.49%
Weighted Average Combined Original LTV Ratio:                         82.49%
Weighted Average Stated Remaining Term (months):                         358
Weighted Average Seasoning (months):                                       2
Weighted Average Months to Roll: (3)                                      25
Weighted Average Gross Margin: (3)                                    6.106%
Weighted Average Initial Rate Cap: (3)                                2.497%
Weighted Average Periodic Rate Cap: (3)                               1.021%
Weighted Average Gross Maximum Lifetime Rate: (3)                    14.290%
Non-Zero Weighted Average Back-Debt to Income Ratio:                  42.65%
Weighted Average Percentage of Loans with Mortgage Insurance:          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined                   Pct.
Current Principal   Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full     Owner
Balance               Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             3       $141,904        0.03%        9.205%        593     $47,301      37.93%      100.00%     100.00%
$50,001 - $75,000          37      2,457,377        0.45         9.144         615      66,416      67.73        74.73       86.38
$75,001 - $100,000        123     11,119,161        2.04         8.848         614      90,400      76.87        71.06       86.48
$100,001 - $125,000       211     23,932,777        4.40         8.815         605     113,425      81.28        73.45       91.15
$125,001 - $150,000       245     34,049,612        6.26         8.842         607     138,978      82.25        69.21       92.59
$150,001 - $200,000       541     94,629,990       17.40         8.583         607     174,917      82.06        63.00       93.54
$200,001 - $250,000       401     89,971,706       16.54         8.420         613     224,368      83.62        62.91       92.26
$250,001 - $300,000       283     77,570,643       14.26         8.181         618     274,101      82.84        57.34       93.37
$300,001 - $350,000       172     56,097,143       10.31         8.103         615     326,146      83.55        52.13       94.23
$350,001 - $400,000       123     45,897,270        8.44         7.927         625     373,149      81.90        51.63       94.99
$400,001 & Above          208    108,056,667       19.87         7.828         623     519,503      82.67        51.90       96.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Current Rate          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                3       $873,045        0.16%        5.824%        660    $291,015      66.86%      100.00%     100.00%
6.00 - 6.49%               38     10,334,514        1.90         6.305         657     271,961      75.04        81.73       98.38
6.50 - 6.99%              152     42,582,434        7.83         6.821         655     280,148      77.66        61.87       98.78
7.00 - 7.49%              251     72,508,154       13.33         7.248         633     288,877      80.25        69.72       98.63
7.50 - 7.99%              453    119,417,316       21.95         7.766         622     263,614      82.24        65.36       94.48
8.00 - 8.49%              347     80,377,034       14.78         8.259         614     231,634      84.30        60.13       93.14
8.50 - 8.99%              447     94,250,175       17.33         8.730         601     210,851      82.80        54.06       93.69
9.00% & Above             656    123,581,576       22.72         9.731         593     188,387      85.01        46.27       88.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Credit Score          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                54    $12,065,341        2.22%        7.554%        762    $223,432      81.63%       42.17%      83.44%
720 - 739                  47     12,028,143        2.21         7.498         730     255,918      81.61        32.49       93.22
700 - 719                  53     14,156,186        2.60         7.425         709     267,098      80.94        49.16       88.66
680 - 699                  90     24,302,875        4.47         7.720         689     270,032      82.32        48.35       84.16
660 - 679                 130     31,158,809        5.73         7.851         669     239,683      83.44        48.59       88.88
640 - 659                 235     57,165,930       10.51         8.039         649     243,259      83.55        39.94       89.84
620 - 639                 369     83,605,799       15.37         8.261         629     226,574      85.16        51.57       92.39
600 - 619                 434    103,169,828       18.97         8.366         609     237,718      85.86        59.14       94.99
580 - 599                 330     72,684,566       13.36         8.456         589     220,256      84.44        69.73       97.64
560 - 579                 247     57,619,735       10.59         8.442         569     233,278      79.27        70.22       96.79
540 - 559                 190     41,926,429        7.71         8.523         550     220,665      76.37        79.48       97.58
520 - 539                 121     25,417,806        4.67         8.896         530     210,065      74.81        74.74       98.63
500 - 519                  47      8,622,803        1.59        10.009         510     183,464      68.38        86.64      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Lien                  Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                       2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Combined            Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Original LTV          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            162    $28,243,807        5.19%        8.555%        578    $174,344      47.65%       51.58%      92.23%
60.01 - 70.00%            175     40,153,608        7.38         8.106         584     229,449      66.59        53.92       93.30
70.01 - 80.00%            782    193,104,124       35.50         7.938         635     246,936      78.56        48.83       96.34
80.01 - 85.00%            232     57,356,820       10.55         8.089         595     247,228      84.37        60.84       94.03
85.01 - 90.00%            536    123,288,897       22.67         8.415         606     230,017      89.59        71.81       91.00
90.01 - 95.00%            318     72,737,409       13.37         8.613         622     228,734      94.78        69.87       92.10
95.01 - 100.00%           142     29,039,584        5.34         9.465         628     204,504      99.78        55.05       93.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Original LTV          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            162    $28,243,807        5.19%        8.555%        578    $174,344      47.65%       51.58%      92.23%
60.01 - 70.00%            175     40,153,608        7.38         8.106         584     229,449      66.59        53.92       93.30
70.01 - 80.00%            782    193,104,124       35.50         7.938         635     246,936      78.56        48.83       96.34
80.01 - 85.00%            232     57,356,820       10.55         8.089         595     247,228      84.37        60.84       94.03
85.01 - 90.00%            536    123,288,897       22.67         8.415         606     230,017      89.59        71.81       91.00
90.01 - 95.00%            318     72,737,409       13.37         8.613         622     228,734      94.78        69.87       92.10
95.01 - 100.00%           142     29,039,584        5.34         9.465         628     204,504      99.78        55.05       93.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Documentation         Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                1,460   $320,743,558       58.97%        8.123%        605    $219,687      83.53%      100.00%      94.82%
Stated Doc                782    193,435,812       35.56         8.541         632     247,360      80.25         0.00       91.89
Limited Doc                95     28,157,455        5.18         8.183         611     296,394      86.54         0.00       94.70
No Doc                     10      1,587,424        0.29         9.463         675     158,742      72.48         0.00       86.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Purpose               Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi            1,296   $308,384,205       56.70%        8.228%        600    $237,951      81.13%       64.28%      94.58%
Purchase                  907    205,013,580       37.69         8.363         639     226,035      84.67        49.99       92.21
Rate/term Refi            144     30,526,463        5.61         8.220         609     211,989      81.59        65.62       95.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Occupancy             Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,180   $509,926,796       93.75%        8.243%        613    $233,911      82.39%       59.64%     100.00%
Investor                  127     25,136,314        4.62         8.771         650     197,924      84.10        55.93        0.00
Second Home                40      8,861,138        1.63         8.929         630     221,528      83.42        28.84        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type


                                                                                                 Weighted
                                                Pct. Of      Weighted     Weighted                 Avg.
                                                Pool By        Avg.         Avg.       Avg.      Combined                   Pct.
                    Number of    Principal     Principal      Gross       Current    Principal   Original    Pct. Full     Owner
Property Type         Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           1,672   $381,467,547       70.13%        8.256%        612    $228,150      82.41%       60.79%      95.54%
PUD                       377     98,757,666       18.16         8.313         614     261,957      83.08        54.09       96.22
Condo                     168     35,055,123        6.44         8.511         634     208,661      83.47        52.22       86.24
2 Family                   60     14,194,362        2.61         8.155         634     236,573      80.60        57.00       73.48
3-4 Family                 31      8,915,592        1.64         8.347         647     287,600      78.34        54.39       51.83
Manufactured Housing       25      2,842,758        0.52         7.189         635     113,710      79.42        87.54       93.97
Condo Hi-rise               7      1,352,056        0.25         8.704         609     193,151      85.51        71.17       87.06
Townhouse                   7      1,339,147        0.25         8.926         626     191,307      85.81        54.10      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
State                 Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                        555   $134,123,322       24.66%        8.398%        615    $241,664      83.71%       49.79%      90.86%
CA                        345    116,052,581       21.34         7.695         626     336,384      79.08        51.24       95.84
AZ                        210     42,874,450        7.88         8.140         618     204,164      83.09        62.51       95.11
VA                         72     18,967,879        3.49         8.563         601     263,443      79.02        44.26       98.35
NV                         63     15,847,723        2.91         8.077         631     251,551      83.08        55.00       91.00
IL                         67     15,797,865        2.90         8.232         607     235,789      83.36        79.21       98.30
NY                         43     15,112,260        2.78         8.050         602     351,448      78.62        50.18       92.03
TX                         91     13,272,738        2.44         9.199         613     145,854      87.19        53.28       94.07
WA                         52     12,934,920        2.38         8.001         625     248,748      81.37        71.49       93.37
CT                         50     11,724,848        2.16         8.283         605     234,497      79.89        72.56       95.44
Other                     799    147,215,664       27.07         8.625         608     184,250      84.45        71.77       93.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Zip                   Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
33027                       6     $2,436,949        0.45%        7.933%        634    $406,158      82.33%       49.01%     100.00%
33029                       6      2,408,104        0.44         8.257         614     401,351      80.59        52.04      100.00
89123                       7      2,405,788        0.44         8.435         653     343,684      81.14        21.25       87.50
92336                       5      2,138,178        0.39         7.257         649     427,636      80.88        55.97      100.00
85033                      12      1,937,227        0.36         8.183         621     161,436      82.46        57.80       91.74
91335                       4      1,858,945        0.34         7.302         632     464,736      87.28        49.17      100.00
85017                      11      1,730,954        0.32         8.296         637     157,359      87.65        68.91       90.94
93535                       6      1,720,949        0.32         8.358         605     286,825      87.10       100.00      100.00
33178                       4      1,708,495        0.31         9.089         591     427,124      93.77        42.24       85.28
85041                       8      1,631,171        0.30         8.979         615     203,896      86.49        37.96      100.00
Other                   2,278    523,947,488       96.33         8.282         615     230,003      82.41        59.22       93.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
Remaining                                       Pool By      Weighted       Avg.       Avg.      Combined
Months To           Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Maturity              Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     1       $169,488        0.03%        7.850%        636    $169,488      83.41%      100.00%     100.00%
181 - 240                   1        103,057        0.02         8.600         673     103,057      95.00       100.00      100.00
241 - 360               2,332    540,521,462       99.37         8.277         615     231,785      82.49        58.98       93.80
421 - 480                  13      3,130,242        0.58         8.541         633     240,788      80.51        53.33       83.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Amortization Type     Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                  856   $162,429,566       29.86%        8.679%        600    $189,754      82.62%       58.72%      89.17%
2 YR ARM 40/30
DUAL AMORTIZATION         153     44,543,108        8.19         8.025         592     291,131      85.35        70.76       99.15
2 YR ARM 40/30
DUAL AMORTIZATION IO        1        189,000        0.03         7.950         611     189,000      90.00       100.00      100.00
2 YR ARM 40/40             11      2,810,441        0.52         8.521         633     255,495      79.69        55.03       82.16
2 YR ARM
BALLOON 40/30             514    128,373,850       23.60         8.386         606     249,755      80.16        52.16       95.55
2 YR ARM
BALLOON 45/30             117     31,082,805        5.71         7.873         648     265,665      80.85        69.82       98.50
2 YR ARM IO               199     58,442,512       10.74         7.804         647     293,681      83.88        46.36       93.98
3 YR ARM                  204     38,173,480        7.02         8.543         604     187,125      85.16        73.32       88.42
3 YR ARM 40/30
DUAL AMORTIZATION          35     10,782,767        1.98         7.706         611     308,079      90.12        60.99      100.00
3 YR ARM 40/40              2        319,801        0.06         8.721         639     159,900      87.68        38.44      100.00
3 YR ARM
BALLOON 40/30              60     16,094,441        2.96         8.044         628     268,241      80.53        47.44       94.95
3 YR ARM
BALLOON 45/30             110     26,857,170        4.94         7.796         657     244,156      80.16        68.12       99.32
3 YR ARM IO                43     12,083,890        2.22         7.664         642     281,021      88.96        83.58       99.26
5 YR ARM                   16      3,352,721        0.62         8.154         655     209,545      77.99        51.79       90.46
5 YR ARM
BALLOON 40/30               3      1,075,722        0.20         7.793         622     358,574      78.08        88.38      100.00
5 YR ARM
BALLOON 45/30               4      1,335,537        0.25         7.649         679     333,884      82.86        43.55      100.00
5 YR ARM IO                13      4,399,701        0.81         7.248         672     338,439      76.90        40.38      100.00
6 MO ARM                    5      1,165,839        0.21         7.499         611     233,168      81.42        16.10      100.00
7 YR ARM
BALLOON 45/30               1        411,896        0.08         7.125         777     411,896      80.00       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Initial             Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Periodic Cap          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                       7     $1,403,056        0.26%        8.145%        607    $200,437      77.41%       13.38%     100.00%
1.50%                      80     20,182,312        3.71         7.837         596     252,279      71.35        46.96       87.68
2.00%                   1,063    247,206,446       45.45         8.259         608     232,555      85.86        63.20       92.26
3.00%                   1,183    271,753,961       49.96         8.336         623     229,716      80.38        56.48       95.50
5.00%                      13      3,301,205        0.61         7.789         654     253,939      73.33        38.38       97.56
6.00%                       1         77,268        0.01         8.625         790      77,268      94.98       100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Periodic Cap          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   2,258   $521,884,287       95.95%        8.292%        616    $231,127      82.96%       59.50%      94.00%
1.50%                      86     21,594,954        3.97         7.961         595     251,104      71.09        45.18       88.49
2.00%                       3        445,008        0.08         8.190         660     148,336      77.65       100.00       49.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Months To           Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Rate Reset            Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                     31     $5,391,603        0.99%        7.199%        620    $173,923      79.03%       47.59%      87.84%
13 - 24                 1,831    424,293,161       78.01         8.354         611     231,728      82.23        57.17       93.47
25 - 36                   448    103,663,908       19.06         8.091         626     231,393      84.14        67.69       94.85
37 - 48                     2        539,997        0.10         6.312         644     269,999      78.55       100.00      100.00
49 & Above                 35     10,035,579        1.85         7.708         668     286,731      78.22        49.00       96.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Life Maximum Rate     Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             16     $4,542,515        0.84%        6.352%        617    $283,907      70.84%       80.53%     100.00%
12.00 - 12.49%             38      9,981,961        1.84         6.752         634     262,683      72.88        93.76      100.00
12.50 - 12.99%            159     44,707,261        8.22         6.982         646     281,178      77.76        64.26       98.83
13.00 - 13.49%            234     66,757,047       12.27         7.236         638     285,287      80.92        69.78       98.96
13.50 - 13.99%            433    113,618,456       20.89         7.766         624     262,398      82.30        63.84       94.97
14.00 - 14.49%            352     82,333,405       15.14         8.218         614     233,902      83.77        59.99       93.93
14.50 - 14.99%            449     94,828,339       17.43         8.690         602     211,199      83.02        54.73       93.09
15.00 - 15.49%            252     49,875,039        9.17         9.135         596     197,917      85.24        52.12       87.10
15.50 - 15.99%            225     43,828,443        8.06         9.639         590     194,793      86.01        47.31       91.66
16.00% & Above            189     33,451,782        6.15        10.471         595     176,994      83.63        35.42       83.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Margin                Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             170    $46,294,007        8.51%        7.217%        637    $272,318      77.29%       70.71%      97.57%
5.00 - 5.49%              214     53,942,045        9.92         7.736         620     252,066      77.28        57.38       96.40
5.50 - 5.99%              380     91,445,630       16.81         8.037         620     240,646      79.68        58.22       93.31
6.00 - 6.49%              869    210,629,937       38.72         8.169         614     242,382      85.94        62.00       92.87
6.50 - 6.99%              317     62,995,117       11.58         8.755         609     198,723      79.44        47.16       94.50
7.00 - 7.49%              180     38,222,947        7.03         9.342         597     212,350      82.00        49.78       92.67
7.50 - 7.99%              137     25,881,558        4.76         9.507         606     188,916      86.64        55.01       94.26
8.00 - 8.49%               51      9,020,789        1.66         9.648         606     176,878      92.27        65.42       87.83
8.50 - 8.99%               21      4,099,213        0.75         9.621         587     195,201      94.36        90.03       96.93
9.00 - 9.49%                6      1,161,200        0.21        10.718         656     193,533      97.83        36.50       42.31
9.50% & Above               2        231,806        0.04        10.500         559     115,903      77.81       100.00       36.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Interest Only       Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Term                  Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                       2,091   $468,809,144       86.19%        8.363%        610    $224,203      82.19%       60.06%      93.52%
24                          6      2,190,383        0.40         7.779         595     365,064      73.80        38.62       81.97
60                        246     71,520,425       13.15         7.770         649     290,733      84.85        52.51       95.51
84                          3      1,183,496        0.22         6.673         644     394,499      71.18        45.63      100.00
120                         1        220,800        0.04         6.500         705     220,800      80.00       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,347   $543,924,249      100.00%        8.279%        615    $231,753      82.49%       58.97%      93.75%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - Fixed Rate(1)

Scheduled Principal Balance:                                    $135,413,706
Number of Mortgage Loans:                                                706
Average Scheduled Principal Balance:                                $191,804
Weighted Average Gross Coupon:                                        8.063%
Weighted Average Net Coupon: (2)                                      7.559%
Weighted Average Current FICO Score:                                     627
Weighted Average Original LTV Ratio:                                  75.34%
Weighted Average Combined Original LTV Ratio:                         76.47%
Weighted Average Stated Remaining Term (months):                         349
Weighted Average Seasoning (months):                                       3
Weighted Average Months to Roll: (3)                                     N/A
Weighted Average Gross Margin: (3)                                       N/A
Weighted Average Initial Rate Cap: (3)                                   N/A
Weighted Average Periodic Rate Cap: (3)                                  N/A
Weighted Average Gross Maximum Lifetime Rate: (3)                        N/A
Non-Zero Weighted Average Back-Debt to Income Ratio:                  41.63%
Weighted Average Percentage of Loans with Mortgage Insurance:          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                   Distribution by Current Principal Balance


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined                   Pct.
Current Principal   Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full     Owner
Balance               Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            44     $1,688,595        1.25%       10.851%        652     $38,377      81.90%       58.43%      92.78%
$50,001 - $75,000          48      3,004,230        2.22         8.776         637      62,588      72.41        81.22       94.30
$75,001 - $100,000         47      4,259,072        3.15         8.105         607      90,619      68.46        87.70       93.20
$100,001 - $125,000        74      8,348,789        6.17         8.335         618     112,821      70.93        76.80       93.32
$125,001 - $150,000        83     11,547,541        8.53         8.498         620     139,127      76.48        78.39       93.94
$150,001 - $200,000       139     24,300,545       17.95         8.074         614     174,824      75.03        83.89       95.04
$200,001 - $250,000       100     22,201,321       16.40         8.012         623     222,013      78.04        78.80       93.97
$250,001 - $300,000        76     20,633,853       15.24         7.988         631     271,498      79.74        79.36       93.59
$300,001 - $350,000        32     10,427,298        7.70         7.866         621     325,853      74.36        68.22       90.50
$350,001 - $400,000        22      8,172,740        6.04         7.842         626     371,488      78.07        67.79       90.69
$400,001 & Above           41     20,829,722       15.38         7.680         654     508,042      77.66        58.37       94.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Current Rate          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                3       $796,904        0.59%        5.822%        760    $265,635      62.26%       84.00%     100.00%
6.00 - 6.49%               13      3,575,507        2.64         6.348         680     275,039      66.99        83.75      100.00
6.50 - 6.99%               83     17,895,409       13.22         6.771         660     215,607      66.47        79.69       94.89
7.00 - 7.49%               97     20,991,217       15.50         7.266         635     216,404      75.22        84.88       94.07
7.50 - 7.99%              170     34,689,103       25.62         7.740         626     204,054      75.66        79.03       95.50
8.00 - 8.49%               80     16,427,507       12.13         8.256         618     205,344      77.99        81.93       91.98
8.50 - 8.99%              100     19,478,921       14.38         8.771         604     194,789      80.28        72.48       91.82
9.00% & Above             160     21,559,138       15.92        10.014         608     134,745      84.77        50.83       91.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Credit Score          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                24     $5,861,062        4.33%        7.153%        771    $244,211      77.36%       63.00%      89.08%
720 - 739                  30      6,543,323        4.83         7.790         729     218,111      81.16        76.55       87.46
700 - 719                  31      5,972,420        4.41         7.787         709     192,659      81.33        50.18       86.13
680 - 699                  43      7,221,276        5.33         7.855         687     167,937      80.67        65.39       80.83
660 - 679                  58     10,831,078        8.00         7.823         669     186,743      78.24        77.02       87.40
640 - 659                  89     14,887,099       10.99         8.019         648     167,271      78.20        67.76       91.78
620 - 639                  70     14,634,653       10.81         7.926         630     209,066      78.96        69.38       93.38
600 - 619                 107     21,741,419       16.06         8.018         609     203,191      78.46        78.23       97.95
580 - 599                  98     18,977,628       14.01         8.163         589     193,649      72.49        82.13       98.63
560 - 579                  66     12,802,933        9.45         8.528         568     193,984      72.47        80.70       95.46
540 - 559                  63     11,422,657        8.44         8.528         549     181,312      72.21        85.76      100.00
520 - 539                  20      3,536,378        2.61         8.550         532     176,819      65.37        84.42      100.00
500 - 519                   7        981,780        0.73         9.778         508     140,254      70.93       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Lien                  Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                         661   $133,314,262       98.45%        8.008%        626    $201,686      76.23%       75.61%      93.70%
2                          45      2,099,444        1.55        11.580         681      46,654      91.54        42.82       94.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
Combined            Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Original LTV          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            122    $19,492,735       14.39%        7.575%        611    $159,777      49.68%       78.16%      96.18%
60.01 - 70.00%            109     21,095,127       15.58         7.564         611     193,533      65.31        82.51       93.28
70.01 - 80.00%            215     46,985,546       34.70         7.956         638     218,537      78.14        69.72       90.64
80.01 - 85.00%             64     12,908,771        9.53         8.537         601     201,700      84.10        75.12       96.86
85.01 - 90.00%             83     19,411,965       14.34         8.296         634     233,879      89.50        78.21       94.47
90.01 - 95.00%             39      6,931,085        5.12         8.729         635     177,720      94.83        69.37       93.88
95.01 - 100.00%            74      8,588,477        6.34         9.214         664     116,060      99.80        76.93       99.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Original LTV          Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            165    $21,486,269       15.87%        7.938%        618    $130,220      53.78%       74.79%      95.97%
60.01 - 70.00%            107     20,889,408       15.43         7.524         610     195,228      65.30        83.32       93.21
70.01 - 80.00%            213     46,806,625       34.57         7.942         638     219,749      78.16        69.85       90.61
80.01 - 85.00%             64     12,908,771        9.53         8.537         601     201,700      84.10        75.12       96.86
85.01 - 90.00%             82     19,371,607       14.31         8.288         634     236,239      89.49        78.16       94.46
90.01 - 95.00%             37      6,865,051        5.07         8.701         635     185,542      94.82        69.56       94.78
95.01 - 100.00%            38      7,085,975        5.23         8.742         658     186,473      99.76        83.39      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Documentation         Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                  545   $101,692,806       75.10%        7.899%        622    $186,592      76.05%      100.00%      96.61%
Stated Doc                137     28,712,225       21.20         8.559         641     209,578      76.87         0.00       86.58
Limited Doc                12      2,895,137        2.14         8.200         660     241,261      84.67         0.00       82.09
No Doc                     12      2,113,538        1.56         9.048         655     176,128      79.68         0.00       66.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Purpose               Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi              475    $94,866,221       70.06%        7.971%        618    $199,718      74.93%       78.99%      95.69%
Purchase                  164     27,881,788       20.59         8.474         658     170,011      83.12        59.63       85.59
Rate/term Refi             67     12,665,697        9.35         7.853         624     189,040      73.38        80.01       96.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Occupancy             Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            661   $126,896,976       93.71%        8.047%        624    $191,977      76.47%       77.42%     100.00%
Investor                   32      6,313,017        4.66         8.486         670     197,282      76.97        40.82        0.00
Second Home                13      2,203,713        1.63         7.795         671     169,516      74.84        39.31        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type


                                                                                                 Weighted
                                                Pct. Of      Weighted     Weighted                 Avg.
                                                Pool By        Avg.         Avg.       Avg.      Combined                   Pct.
                    Number of    Principal     Principal      Gross       Current    Principal   Original    Pct. Full     Owner
Property Type         Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             506    $98,962,114       73.08%        8.076%        624    $195,577      77.09%       77.47%      95.85%
PUD                        99     20,913,190       15.44         8.121         627     211,244      74.88        67.95       94.60
Condo                      40      5,567,092        4.11         8.125         657     139,177      80.34        75.24       77.45
2 Family                   21      4,029,536        2.98         8.049         606     191,883      68.04        54.14       78.46
Manufactured Housing       27      2,981,107        2.20         7.276         652     110,411      69.64        87.95       90.39
3-4 Family                 11      2,656,133        1.96         7.878         698     241,467      78.50        57.35       67.08
Townhouse                   2        304,533        0.22         8.584         587     152,267      71.65       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
State                 Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                        157    $29,963,670       22.13%        7.996%        629    $190,851      76.86%       70.53%      92.12%
CA                         97     25,626,012       18.92         7.380         637     264,186      66.21        73.16       95.56
NY                         25      7,323,171        5.41         8.109         619     292,927      76.05        69.95       96.06
VA                         28      5,915,771        4.37         8.134         601     211,278      77.07        80.98      100.00
IL                         24      4,552,474        3.36         8.378         621     189,686      78.33        81.46       97.93
PA                         25      4,194,863        3.10         8.203         644     167,795      81.16        55.19       88.62
AZ                         23      3,465,960        2.56         8.275         604     150,694      75.23        89.86       89.08
WA                         16      3,289,396        2.43         8.404         598     205,587      78.05        79.64       96.08
MD                         12      3,118,812        2.30         7.851         617     259,901      76.61       100.00      100.00
NH                         16      2,804,112        2.07         7.610         659     175,257      79.32        77.74       92.31
Other                     283     45,159,465       33.35         8.437         627     159,574      81.19        77.15       92.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
                                                Pool By      Weighted       Avg.       Avg.      Combined
                    Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Zip                   Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
93313                       3       $850,518        0.63%        7.828%        649    $283,506      81.55%       69.06%     100.00%
23456                       3        842,083        0.62         8.023         630     280,694      77.44       100.00      100.00
33904                       2        839,754        0.62         7.896         697     419,877      85.62         0.00      100.00
80126                       2        837,186        0.62         8.279         604     418,593      87.23       100.00      100.00
92336                       2        823,750        0.61         7.083         653     411,875      83.47        46.66      100.00
33023                       4        776,795        0.57         7.612         628     194,199      77.94       100.00      100.00
35115                       1        767,523        0.57         8.375         726     767,523      80.00       100.00      100.00
11755                       1        676,248        0.50         8.050         620     676,248      89.34       100.00      100.00
18301                       3        647,447        0.48         8.649         599     215,816      81.07        45.27       82.88
33138                       2        623,000        0.46         7.883         633     311,500      74.35        48.15       48.15
Other                     683    127,729,403       94.33         8.070         626     187,012      76.14        75.34       93.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                 Weighted
                                                Pct. Of                   Weighted                 Avg.
Remaining                                       Pool By      Weighted       Avg.       Avg.      Combined
Months To           Number of    Principal     Principal    Avg. Gross    Current    Principal   Original    Pct. Full    Pct. Owner
Maturity              Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    53     $4,379,514        3.23%        8.935%        641     $82,632      78.09%       74.87%      92.53%
181 - 240                  18      2,671,088        1.97         8.298         663     148,394      71.81        92.97       91.03
241 - 360                 635    128,363,103       94.79         8.029         626     202,147      76.51        74.73       93.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type


                                                                                                 Weighted
                                                Pct. Of      Weighted     Weighted                 Avg.
                     Number                     Pool By        Avg.         Avg.       Avg.      Combined                   Pct.
                       of        Principal     Principal      Gross       Current    Principal   Original    Pct. Full     Owner
Amortization Type     Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
FIXED                     481    $86,617,855       63.97%        8.020%        629    $180,079      75.46%       73.76%      92.61%
FIXED 40/30
DUAL AMORTIZATION          13      4,005,981        2.96         8.058         611     308,152      90.22        71.96      100.00
FIXED BALLOON 30/15        27      1,200,910        0.89        11.163         694      44,478      98.45        56.56       97.31
FIXED BALLOON 40/30        89     21,596,827       15.95         8.027         621     242,661      77.62        73.52       95.06
FIXED BALLOON 45/30        70     15,845,952       11.70         8.111         614     226,371      76.09        96.17      100.00
FIXED IO                   26      6,146,180        4.54         8.081         654     236,392      74.41        50.90       83.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                 Weighted
                                                Pct. Of      Weighted     Weighted                 Avg.
                     Number                     Pool By        Avg.         Avg.       Avg.      Combined                   Pct.
Interest Only          of        Principal     Principal      Gross       Current    Principal   Original    Pct. Full     Owner
Term                  Loans       Balance       Balance       Coupon        FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                         680   $129,267,526       95.46%        8.063%        626    $190,099      76.57%       76.25%      94.20%
60                         15      3,060,869        2.26         7.530         649     204,058      74.61        70.67       98.90
120                        11      3,085,312        2.28         8.627         659     280,483      74.20        31.30       67.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                    706   $135,413,706      100.00%        8.063%        627    $191,804      76.47%       75.10%      93.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.